EXHIBIT 32
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                TOUCHSTONE APPLIED SCIENCE ASSOCIATES, INC.

                       CERTIFICATION PURSUANT TO
                 18 U.S.C. SECTION 1350, AS ADOPTED
                     PURSUANT TO SECTION 906 OF THE
                       SARBANES-OXLEY ACT OF 2002

      In connection with the Annual Report of Touchstone Applied Science Associates, Inc. (the "Company") on Form 10-KSB for the period ending October 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Andrew L. Simon, President and Director of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

      (1)   The Report fully complies with the requirements of
            Section 13(a) or 15(d) of the Securities Exchange Act of
            1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

March 13, 2007                             /s/ ANDREW L. SIMON
                                           -------------------

                                           President, Chief Executive
                                           Officer

March 13, 2007                             /s/ JAMES J. WILLIAMS
                                           ---------------------

                                           Chief Financial Officer

A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY
SECTION 906, OR OTHER DOCUMENT AUTHENTICATING, ACKNOWLEDGING, OR OTHERWISE ADOPTING THE SIGNATURE THAT APPEARS IN TYPED FORM WITHIN THE ELECTRONIC VERSION OF THIS WRITTEN STATEMENT REQUIRED BY
SECTION 906, HAS BEEN PROVIDED TO TOUCHSTONE APPLIED SCIENCE ASSOCIATES, INC. AND WILL BE RETAINED BY TOUCHSTONE APPLIED SCIENCE ASSOCIATES, INC. AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.